UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2017

SIGNET JEWELERS LIMITED
(Exact name of registrant as specified in its charter)

Commission File Number: 1-32349

Bermuda	Not Applicable
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Clarendon House
2 Church Street
Hamilton
HM11
Bermuda
(Address of principal executive offices, including zip code)

(441) 296 5872
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

This Amendment No. 1 (the “Amendment”) to the Form 8-K filed by Signet Jewelers Limited on November 21, 2017 (the “Original 8-K”) is furnished solely to correct a few inadvertent inconsistencies between the presentation and the earnings release on Slide 2 to add a few missing words to the forward-looking statements, Slide 3 to add the word estimated, and Slide 6 to correct the Regional Brands line in the table.

The corrected presentation is furnished herewith in Exhibit 99.2 to this Amendment. The remainder of the Original 8-K remains unchanged by this Amendment.

Item 9.01.	Financial Statements and Exhibits.

(d)          Exhibits

See Exhibit Index.

EXHIBIT INDEX

Exhibit Number	Description
99.2*	Presentation - Third Quarter Fiscal 2018 Results

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNET JEWELERS LIMITED
Date: November 22, 2017

	By:	/s/ Lynn Dennison
	Name:	Lynn Dennison
	Title:	Chief Legal, Risk & Corporate Affairs Officer